UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2023

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Item 1.02	Termination of a Material Definitive Agreement

On November 1, 2023, Plymouth Industrial Properties REIT, Inc. (the “Company”) repaid the all of the outstanding obligations of approximately $110 million under the Loan Agreement by and among American General Life Insurance Company, American Home Assurance Company, National Union Life Insurance Company of Pittsburgh, PA and The United States Life Insurance Company in the City of New York and certain real estate owning subsidiaries of the Company (the “AIG Loan”). The repayment of the AIG Loan was funded by the borrowing of approximately of $106.9 million under the Company’s Second Amended and Restated Credit Agreement, as amended, with the remaining repayment amount of approximately $3.1 million being funded by the release of funds in escrow accounts under the loan agreement. The AIG Loan bore interest at a rate of 4.08% per annum.

Item 2.02	Results of Operations and Financial Condition

On November 2, 2023, Plymouth Industrial REIT, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing, among other things, earnings for the three and nine months ended September 30, 2023. The text of the Earnings Release is included as Exhibit 99.1 to this Current Report.

The Earnings Release is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.02 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 2, 2023, the Company disclosed a supplemental analyst package in connection with its earnings conference call for the three and nine months ended September 30, 2023, which took place on November 2, 2023. A copy of the supplemental analyst package is attached hereto as Exhibit 99.2.

The supplemental analyst package is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 2, 2023

99.2	Supplemental Analyst Package – Third Quarter 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: November 2, 2023	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer